Exhibit 99.2

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2021

Note:

Unless otherwise stated, all references in this financial supplement to income (loss) from continuing operations, income (loss) from continuing operations per share, net income (loss), net income (loss) per share, adjusted operating income (loss), adjusted operating income (loss) per share, book value and book value per share should be read as income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders, income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders per share, net income (loss) available to Genworth Financial, Inc.’s common stockholders, net income (loss) available to Genworth Financial, Inc.’s common stockholders per share, non-U.S. Generally Accepted Accounting Principles (U.S. GAAP) adjusted operating income (loss) available to Genworth Financial, Inc.’s common stockholders, non-GAAP adjusted operating income (loss) available to Genworth Financial, Inc.’s common stockholders per share, book value available to Genworth Financial, Inc.’s common stockholders and book value available to Genworth Financial, Inc.’s common stockholders per share, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2021

Dear Investor,

On September 20, 2021, the company completed a minority initial public offering of 18.4% of Enact Holdings, Inc. (Enact Holdings), an indirect subsidiary, and now reflects net income attributable to noncontrolling interests in its Enact segment (formerly known as the U.S. Mortgage Insurance segment). Differences in the results of operations between the company’s Enact segment included herein and the Enact Holdings standalone results are predominantly due to the allocation of corporate overhead expenses, tax differences and operating results of Enact Holdings’ mortgage insurance business in Mexico reported as Corporate and Other activities for Genworth Financial, Inc. but included in Enact Holdings’ standalone results.

On March 3, 2021, the company completed a sale of its entire ownership interest of approximately 52% in Genworth Mortgage Insurance Australia Limited (“Genworth Australia”) through an underwriting agreement. Genworth Australia, previously the primary business in the Australia Mortgage Insurance segment, is reported as discontinued operations for all periods presented. Accordingly, all prior periods reflected herein have been re-presented on this basis. The following table presents a reconciliation of adjusted operating income (loss) as previously reported to adjusted operating income (loss) re-presented to reflect the Australia mortgage insurance business as discontinued operations for the periods indicated:

(Amounts in millions)	2020
	4Q	3Q	2Q	1Q	Total
ADJUSTED OPERATING INCOME (LOSS) AS PREVIOUSLY REPORTED	$173	$132	$(21)	$33	$317
Remove Australia Mortgage Insurance segment adjusted operating (income) loss reported as discontinued operations	16	(7)	(1)	(9)	(1)
Adjustment for corporate overhead allocations, net of taxes(1)	(5)	(4)	(4)	(4)	(17)
Tax adjustments(2)	4	4	3	—	11

RE-PRESENTED ADJUSTED OPERATING INCOME (LOSS)	$188	$125	$(23)	$20	$310

(1)	Expenses previously reported in the Australia Mortgage Insurance segment and moved to Corporate and Other activities.
(2)	Tax impacts resulting from the classification of Genworth Australia as discontinued operations.

Thank you for your continued interest in Genworth Financial, Inc.

Regards,

Investor Relations

InvestorInfo@genworth.com

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2021

Use of Non-GAAP Measures

This financial supplement includes the non-GAAP financial measures entitled “adjusted operating income (loss)” and “adjusted operating income (loss) per share.” Adjusted operating income (loss) per share is derived from adjusted operating income (loss). The chief operating decision maker evaluates segment performance and allocates resources on the basis of adjusted operating income (loss). The company defines adjusted operating income (loss) as income (loss) from continuing operations excluding the after-tax effects of income (loss) from continuing operations attributable to noncontrolling interests, net investment gains (losses), gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, gains (losses) on insurance block transactions, restructuring costs and infrequent or unusual non-operating items. Gains (losses) on insurance block transactions are defined as gains (losses) on the early extinguishment of non-recourse funding obligations, early termination fees for other financing restructuring and/or resulting gains (losses) on reinsurance restructuring for certain blocks of business. The company excludes net investment gains (losses) and infrequent or unusual non-operating items because the company does not consider them to be related to the operating performance of the company’s segments and Corporate and Other activities. A component of the company’s net investment gains (losses) is the result of estimated future credit losses, the size and timing of which can vary significantly depending on market credit cycles. In addition, the size and timing of other investment gains (losses) can be subject to the company’s discretion and are influenced by market opportunities, as well as asset-liability matching considerations. Gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, gains (losses) on insurance block transactions and restructuring costs are also excluded from adjusted operating income (loss) because, in the company’s opinion, they are not indicative of overall operating trends. Infrequent or unusual non-operating items are also excluded from adjusted operating income (loss) if, in the company’s opinion, they are not indicative of overall operating trends.

While some of these items may be significant components of net income (loss) available to Genworth Financial, Inc.’s common stockholders in accordance with U.S. GAAP, the company believes that adjusted operating income (loss) and measures that are derived from or incorporate adjusted operating income (loss), including adjusted operating income (loss) per share on a basic and diluted basis, are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. Management also uses adjusted operating income (loss) as a basis for determining awards and compensation for senior management and to evaluate performance on a basis comparable to that used by analysts. However, the items excluded from adjusted operating income (loss) have occurred in the past and could, and in some cases will, recur in the future. Adjusted operating income (loss) and adjusted operating income (loss) per share on a basic and diluted basis are not substitutes for net income (loss) available to Genworth Financial, Inc.’s common stockholders or net income (loss) available to Genworth Financial, Inc.’s common stockholders per share on a basic and diluted basis determined in accordance with U.S. GAAP. In addition, the company’s definition of adjusted operating income (loss) may differ from the definitions used by other companies.

Adjustments to reconcile net income (loss) available to Genworth Financial, Inc.’s common stockholders to adjusted operating income (loss) assume a 21% tax rate and are net of the portion attributable to noncontrolling interests. Net investment gains (losses) are also adjusted for DAC and other intangible amortization and certain benefit reserves (see page 35).

In the third quarter of 2021, the company paid a pre-tax make-whole premium of $6 million related to the early redemption of Genworth Holdings, Inc.’s (Genworth Holdings) senior notes originally scheduled to mature in September 2021. In the first quarter of 2021, the company repurchased $146 million principal amount of Genworth Holdings’ senior notes due in September 2021 for a pre-tax loss of $4 million. During 2020, the company repurchased $84 million principal amount of Genworth Holdings’ senior notes with 2021 maturity dates for a pre-tax gain of $3 million and $1 million in the second and first quarters of 2020, respectively. In January 2020, the company paid a pre-tax make-whole expense of $9 million related to the early redemption of Genworth Holdings’ senior notes originally scheduled to mature in June 2020 and Rivermont Life Insurance Company I, the company’s indirect wholly-owned special purpose consolidated captive insurance subsidiary, early redeemed all of its $315 million outstanding non-recourse funding obligations originally due in 2050 resulting in a pre-tax loss of $4 million from the write-off of deferred borrowing costs. These transactions were excluded from adjusted operating income (loss) as they relate to gains (losses) on the early extinguishment of debt.

The company recorded a pre-tax expense of $3 million, $5 million and $21 million in the third, second and first quarters of 2021, respectively, and $1 million in each of the fourth, second and first quarters of 2020 related to restructuring costs as it continues to evaluate and appropriately size its organizational needs and expenses. There were no infrequent or unusual items excluded from adjusted operating income (loss) during the periods presented.

The table on page 9 of this financial supplement provides a reconciliation of net income (loss) available to Genworth Financial, Inc.’s common stockholders to adjusted operating income (loss) for the periods presented and reflects adjusted operating income (loss) as determined in accordance with accounting guidance related to segment reporting. This financial supplement includes other non-GAAP measures management believes enhances the understanding and comparability of performance by highlighting underlying business activity and profitability drivers. These additional non-GAAP measures are on pages 37 and 38 of this financial supplement.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2021

Results of Operations and Selected Operating Performance Measures

The company’s chief operating decision maker evaluates segment performance and allocates resources on the basis of adjusted operating income (loss). The table on page 9 of this financial supplement provides a reconciliation of net income (loss) available to Genworth Financial, Inc.’s common stockholders to adjusted operating income (loss) for the periods presented and reflects adjusted operating income (loss) as determined in accordance with accounting guidance related to segment reporting.

The company taxes its businesses at the U.S. corporate federal income tax rate of 21%. Each segment is then adjusted to reflect the unique tax attributes of that segment, such as permanent differences between U.S. GAAP and tax law. The difference between the consolidated provision for income taxes and the sum of the provision for income taxes in each segment is reflected in Corporate and Other activities.

The annually-determined tax rates and adjustments to each segment’s provision for income taxes are estimates which are subject to review and could change from year to year.

This financial supplement contains selected operating performance measures including “sales” and “insurance in-force” or “risk in-force” which are commonly used in the insurance industry as measures of operating performance.

Management regularly monitors and reports sales metrics as a measure of volume of new business generated in a period. Sales refer to new insurance written for mortgage insurance products included in the company’s Enact segment. The company considers new insurance written to be a measure of the company’s operating performance because it represents a measure of new sales of insurance policies during a specified period, rather than a measure of the company’s revenues or profitability during that period.

Management regularly monitors and reports insurance in-force and risk in-force for the company’s Enact segment. Insurance in-force is a measure of the aggregate unpaid principal balance as of the respective reporting date for loans the company insures. Risk in-force is based on the coverage percentage applied to the estimated current outstanding loan balance. The company considers insurance in-force and risk in-force to be measures of its operating performance because they represent measures of the size of its business at a specific date which will generate revenues and profits in a future period, rather than measures of its revenues or profitability during that period.

Management also regularly monitors and reports a loss ratio for the company’s businesses. For the U.S. mortgage insurance business included in the company’s Enact segment, the loss ratio is the ratio of benefits and other changes in policy reserves to net earned premiums. For the long-term care insurance business included in the company’s U.S. Life Insurance segment, the loss ratio is the ratio of benefits and other changes in reserves less tabular interest on reserves less loss adjustment expenses to net earned premiums. The company considers the loss ratio to be a measure of underwriting performance in these businesses and helps to enhance the understanding of the operating performance of the businesses.

These operating performance measures enable the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2021

Financial Highlights

(amounts in millions, except per share data)

Balance Sheet Data	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Total Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income	$11,476	$11,330	$11,083	$10,893	$10,615
Total accumulated other comprehensive income	3,800	3,834	3,675	4,425	4,141

Total Genworth Financial, Inc.’s stockholders’ equity	$15,276	$15,164	$14,758	$15,318	$14,756

Book value per share	$30.11	$29.89	$29.14	$30.28	$29.19
Book value per share, excluding accumulated other comprehensive income	$22.62	$22.33	$21.88	$21.54	$20.99
Common shares outstanding as of the balance sheet date	507.4	507.4	506.5	505.8	505.6

	Twelve months ended
Twelve Month Rolling Average ROE	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
U.S. GAAP Basis ROE	9.1%	10.3%	4.0%	1.7%	(1.0)%
Operating ROE(1)	7.1%	6.2%	4.3%	2.9%	1.2%

	Three months ended
Quarterly Average ROE	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
U.S. GAAP Basis ROE	11.0%	8.6%	6.8%	9.9%	16.1%
Operating ROE(1)	8.4%	6.9%	6.1%	7.0%	4.8%

Basic and Diluted Shares	Three months ended September 30, 2021	Nine months ended September 30, 2021
Weighted-average common shares used in basic earnings per share calculations	507.4	506.8
Potentially dilutive securities:
Stock options, restricted stock units and stock appreciation rights	6.8	7.6

Weighted-average common shares used in diluted earnings per share calculations	514.2	514.4

(1)	See page 37 herein for a reconciliation of U.S. GAAP Basis ROE to Operating ROE.

Consolidated Quarterly Results

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2021

Consolidated Net Income (Loss) by Quarter

(amounts in millions, except per share amounts)

	2021				2020
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$944	$947	$968	$2,859	$970	$963	$957	$946	$3,836
Net investment income	859	844	801	2,504	846	820	779	782	3,227
Net investment gains (losses)	88	70	33	191	147	351	93	(99)	492
Policy fees and other income	179	180	183	542	191	184	174	180	729

Total revenues	2,070	2,041	1,985	6,096	2,154	2,318	2,003	1,809	8,284

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,143	1,161	1,218	3,522	1,157	1,273	1,447	1,337	5,214
Interest credited	123	127	131	381	132	137	139	141	549
Acquisition and operating expenses, net of deferrals	290	304	275	869	253	235	210	237	935
Amortization of deferred acquisition costs and intangibles	106	86	77	269	174	94	87	108	463
Interest expense	35	43	51	129	55	47	42	51	195

Total benefits and expenses	1,697	1,721	1,752	5,170	1,771	1,786	1,925	1,874	7,356

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	373	320	233	926	383	532	78	(65)	928
Provision (benefit) for income taxes	67	75	59	201	82	130	23	(5)	230

INCOME (LOSS) FROM CONTINUING OPERATIONS	306	245	174	725	301	402	55	(60)	698
Income (loss) from discontinued operations, net of taxes(1)	12	(5)	21	28	(35)	34	(473)	(12)	(486)

NET INCOME (LOSS)	318	240	195	753	266	436	(418)	(72)	212
Less: net income from continuing operations attributable to noncontrolling interests	4	—	—	4	—	—	—	—	—
Less: net income (loss) from discontinued operations attributable to noncontrolling interests	—	—	8	8	(1)	18	23	(6)	34

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S
COMMON STOCKHOLDERS	$314	$240	$187	$741	$267	$418	$(441)	$(66)	$178

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S
COMMON STOCKHOLDERS:
Income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders	$302	$245	$174	$721	$301	$402	$55	$(60)	$698
Income (loss) from discontinued operations available to Genworth Financial, Inc.’s common stockholders	12	(5)	13	20	(34)	16	(496)	(6)	(520)

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S
COMMON STOCKHOLDERS	$314	$240	$187	$741	$267	$418	$(441)	$(66)	$178

Earnings (Loss) Per Share Data:
Income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders per share
Basic	$0.59	$0.48	$0.35	$1.42	$0.60	$0.79	$0.11	$(0.12)	$1.38
Diluted	$0.59	$0.47	$0.34	$1.40	$0.59	$0.79	$0.11	$(0.12)	$1.36
Net income (loss) available to Genworth Financial, Inc.’s common stockholders per share
Basic	$0.62	$0.47	$0.37	$1.46	$0.53	$0.83	$(0.87)	$(0.13)	$0.35
Diluted	$0.61	$0.47	$0.37	$1.44	$0.52	$0.82	$(0.86)	$(0.13)	$0.35
Weighted-average common shares outstanding
Basic	507.4	507.0	506.0	506.8	505.6	505.6	505.4	504.3	505.2
Diluted(2)	514.2	515.0	513.8	514.4	512.5	511.5	512.5	504.3	511.6

(1)

Income (loss) from discontinued operations relates to the company’s former Australia mortgage insurance business that was sold on March 3, 2021 and its former lifestyle protection insurance business that was sold on December 1, 2015. Refer to page 30 for operating results of Genworth Australia reported as discontinued operations. In the first quarter of 2021, due to the sale of Genworth Australia, the company recorded an after-tax favorable adjustment of $11 million associated with a refinement to its tax matters agreement liability. During the third, second and first quarters of 2021 and the fourth, third and second quarters of 2020, the company recorded after-tax income (loss) of $9 million, $(4) million, $(1) million, $(30) million, $(22) million and $(520) million, respectively, related to a secured promissory note with AXA S.A. (AXA) resulting from a settlement agreement reached in 2020 regarding a dispute over payment protection insurance claims sold by the company’s former lifestyle protection insurance business. During the first quarter of 2021 and the third quarter of 2020, based on an updated estimate, the company adjusted a liability associated with underwriting losses on a product sold by a distributor in the company’s former lifestyle protection insurance business which resulted in an after-tax benefit (loss) of $(4) million and $23 million, respectively.

(2)

Under applicable accounting guidance, companies in a loss position are required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share. Therefore, as a result of the loss from continuing operations for the three months ended March 31, 2020, the company was required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share for the three months ended March 31, 2020, as the inclusion of shares for stock options, restricted stock units and stock appreciation rights of 5.4 million would have been antidilutive to the calculation. If the company had not incurred a loss from continuing operations for the three months ended March 31, 2020, dilutive potential weighted-average common shares outstanding would have been 509.7 million.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2021

Reconciliation of Net Income (Loss) to Adjusted Operating Income (Loss)

(amounts in millions, except per share amounts)

	2021				2020
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S
COMMON STOCKHOLDERS	$314	$240	$187	$741	$267	$418	$(441)	$(66)	$178
Add: net income from continuing operations attributable to noncontrolling interests	4	—	—	4	—	—	—	—	—
Add: net income (loss) from discontinued operations attributable to noncontrolling interests	—	—	8	8	(1)	18	23	(6)	34

NET INCOME (LOSS)	318	240	195	753	266	436	(418)	(72)	212
Less: income (loss) from discontinued operations, net of taxes	12	(5)	21	28	(35)	34	(473)	(12)	(486)

INCOME (LOSS) FROM CONTINUING OPERATIONS	306	245	174	725	301	402	55	(60)	698
Less: net income from continuing operations attributable to noncontrolling interests	4	—	—	4	—	—	—	—	—

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	302	245	174	721	301	402	55	(60)	698
ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net(1)	(88)	(70)	(33)	(191)	(144)	(350)	(97)	88	(503)
(Gains) losses on early extinguishment of debt	6	—	4	10	—	—	(3)	12	9
Expenses related to restructuring	3	5	21	29	1	—	1	1	3
Taxes on adjustments	16	14	2	32	30	73	21	(21)	103

ADJUSTED OPERATING INCOME (LOSS)	$239	$194	$168	$601	$188	$125	$(23)	$20	$310

ADJUSTED OPERATING INCOME (LOSS):
Enact segment	$134	$135	$126	$395	$95	$141	$(3)	$148	$381
U.S. Life Insurance segment:
Long-Term Care Insurance	133	98	95	326	129	59	48	1	237
Life Insurance	(68)	(40)	(63)	(171)	(20)	(69)	(81)	(77)	(247)
Fixed Annuities	28	13	30	71	20	24	28	6	78

Total U.S. Life Insurance segment	93	71	62	226	129	14	(5)	(70)	68

Runoff segment	11	15	12	38	13	19	24	(13)	43
Corporate and Other	1	(27)	(32)	(58)	(49)	(49)	(39)	(45)	(182)

ADJUSTED OPERATING INCOME (LOSS)	$239	$194	$168	$601	$188	$125	$(23)	$20	$310

Earnings (Loss) Per Share Data:
Net income (loss) available to Genworth Financial, Inc.’s common stockholders per share
Basic	$0.62	$0.47	$0.37	$1.46	$0.53	$0.83	$(0.87)	$(0.13)	$0.35
Diluted	$0.61	$0.47	$0.37	$1.44	$0.52	$0.82	$(0.86)	$(0.13)	$0.35
Adjusted operating income (loss) per share
Basic	$0.47	$0.38	$0.33	$1.19	$0.37	$0.25	$(0.05)	$0.04	$0.61
Diluted	$0.46	$0.38	$0.33	$1.17	$0.37	$0.25	$(0.05)	$0.04	$0.61
Weighted-average common shares outstanding
Basic	507.4	507.0	506.0	506.8	505.6	505.6	505.4	504.3	505.2
Diluted(2)	514.2	515.0	513.8	514.4	512.5	511.5	512.5	504.3	511.6

(1)	Net investment (gains) losses were adjusted for DAC and other intangible amortization and certain benefit reserves (see page 35 for reconciliation).
(2)

Under applicable accounting guidance, companies in a loss position are required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share. Therefore, as a result of the loss from continuing operations for the three months ended March 31, 2020, the company was required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share for the three months ended March 31, 2020, as the inclusion of shares for stock options, restricted stock units and stock appreciation rights of 5.4 million would have been antidilutive to the calculation. If the company had not incurred a loss from continuing operations for the three months ended March 31, 2020, dilutive potential weighted-average common shares outstanding would have been 509.7 million.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2021

Consolidated Balance Sheets

(amounts in millions)

	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value(1)	$61,274	$61,649	$60,231	$63,495	$62,372
Equity securities, at fair value	156	147	238	386	575
Commercial mortgage loans(2)	6,916	6,912	6,787	6,774	6,911
Less: Allowance for credit losses	(30)	(33)	(32)	(31)	(31)

Commercial mortgage loans, net	6,886	6,879	6,755	6,743	6,880
Policy loans	2,067	2,083	1,976	1,978	2,153
Other invested assets	2,335	2,260	1,759	2,099	2,171

Total investments	72,718	73,018	70,959	74,701	74,151
Cash, cash equivalents and restricted cash	1,937	2,214	1,964	2,561	2,740
Accrued investment income	626	573	704	655	635
Deferred acquisition costs	1,193	1,212	1,247	1,487	1,585
Intangible assets	147	151	155	157	165
Reinsurance recoverable	16,722	16,716	16,788	16,864	16,832
Less: Allowance for credit losses	(51)	(50)	(44)	(45)	(44)

Reinsurance recoverable, net	16,671	16,666	16,744	16,819	16,788
Other assets	396	403	439	404	419
Deferred tax asset	209	211	314	65	201
Separate account assets	5,978	6,202	6,032	6,081	5,700
Assets related to discontinued operations(3)	—	—	—	2,817	2,541

Total assets	$99,875	$100,650	$98,558	$105,747	$104,925

(1)  Amortized cost of $53,181 million, $53,111 million, $53,470 million, $53,417 million and $53,241 million as of September 30, 2021, June 30, 2021, March 31, 2021, December 31, 2020 and September 30, 2020, respectively, and allowance for credit losses of $—, $—, $3 million, $4 million and $5 million as of September 30, 2021, June 30, 2021, March 31, 2021, December 31, 2020 and September 30, 2020, respectively.

(2)  Net of unamortized balance of loan origination fees and costs of $4 million as of September 30, 2021, June 30, 2021, March 31, 2021, December 31, 2020 and September 30, 2020.

(3)  Prior to the sale on March 3, 2021, the assets of Genworth Australia were segregated in the consolidated balance sheets. The major asset categories of Genworth Australia reported as discontinued operations were as follows:

	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value	$—	$—	$—	$2,295	$2,044
Equity securities, at fair value	—	—	—	90	54
Other invested assets	—	—	—	154	231

Total investments	—	—	—	2,539	2,329
Cash, cash equivalents and restricted cash	—	—	—	95	40
Accrued investment income	—	—	—	16	15
Deferred acquisition costs	—	—	—	42	38
Intangible assets	—	—	—	43	44
Other assets	—	—	—	40	26
Deferred tax asset	—	—	—	42	49

Assets related to discontinued operations	$—	$—	$—	$2,817	$2,541

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2021

Consolidated Balance Sheets

(amounts in millions)

	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$41,794	$42,165	$40,634	$42,695	$41,995
Policyholder account balances	19,607	19,944	19,999	21,503	22,731
Liability for policy and contract claims	11,743	11,546	11,415	11,486	11,135
Unearned premiums	685	695	728	775	794
Other liabilities	1,568	1,664	1,710	1,614	1,822
Long-term borrowings	2,412	2,924	2,922	3,403	3,401
Separate account liabilities	5,978	6,202	6,032	6,081	5,700
Liabilities related to discontinued operations(1)	36	346	360	2,370	2,115

Total liabilities	83,823	85,486	83,800	89,927	89,693

Equity:
Common stock	1	1	1	1	1
Additional paid-in capital	11,850	12,018	12,011	12,008	11,997
Accumulated other comprehensive income (loss)	3,800	3,834	3,675	4,425	4,141
Retained earnings	2,325	2,011	1,771	1,584	1,317
Treasury stock, at cost	(2,700)	(2,700)	(2,700)	(2,700)	(2,700)

Total Genworth Financial, Inc.’s stockholders’ equity	15,276	15,164	14,758	15,318	14,756
Noncontrolling interests	776	—	—	502	476

Total equity	16,052	15,164	14,758	15,820	15,232

Total liabilities and equity	$99,875	$100,650	$98,558	$105,747	$104,925

(1)

Liabilities related to discontinued operations relates to a liability recorded in connection with a settlement agreement reached with AXA involving the sale of the company’s former lifestyle protection insurance business. Liabilities related to discontinued operations also includes an unrelated liability associated with underwriting losses on a product sold by a distributor in the company’s former lifestyle protection insurance business. In addition, prior to the sale on March 3, 2021, the liabilities of Genworth Australia were segregated in the consolidated balance sheets. The major liability categories of Genworth Australia reported as discontinued operations were as follows:

	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
LIABILITIES
Liability for policy and contract claims	$—	$—	$—	$331	$238
Unearned premiums	—	—	—	1,193	1,052
Other liabilities	—	—	—	104	91
Long-term borrowings	—	—	—	145	169

Liabilities related to discontinued operations	$—	$—	$—	$1,773	$1,550

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2021

Consolidated Balance Sheet by Segment

(amounts in millions)

	September 30, 2021
	Enact	U.S. Life Insurance	Runoff	Corporate and Other(1)	Total
ASSETS
Cash and investments	$5,871	$64,627	$2,616	$2,167	$75,281
Deferred acquisition costs and intangible assets	39	1,175	115	11	1,340
Reinsurance recoverable, net	—	16,017	654	—	16,671
Deferred tax and other assets	77	426	55	47	605
Separate account assets	—	—	5,978	—	5,978

Total assets	$5,987	$82,245	$9,418	$2,225	$99,875

LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$—	$41,792	$2	$—	$41,794
Policyholder account balances	—	16,603	3,004	—	19,607
Liability for policy and contract claims	648	11,065	20	10	11,743
Unearned premiums	255	427	3	—	685
Other liabilities	122	741	40	665	1,568
Borrowings	740	—	—	1,672	2,412
Separate account liabilities	—	—	5,978	—	5,978
Liabilities related to discontinued operations	—	—	—	36	36

Total liabilities	1,765	70,628	9,047	2,383	83,823

Equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	3,337	7,907	365	(133)	11,476
Allocated accumulated other comprehensive income (loss)	109	3,710	6	(25)	3,800

Total Genworth Financial, Inc.’s stockholders’ equity	3,446	11,617	371	(158)	15,276
Noncontrolling interests	776	—	—	—	776

Total equity	4,222	11,617	371	(158)	16,052

Total liabilities and equity	$5,987	$82,245	$9,418	$2,225	$99,875

(1)	Includes inter-segment eliminations and other businesses that are managed outside the operating segments.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2021

Consolidated Balance Sheet by Segment

(amounts in millions)

	June 30, 2021
	Enact	U.S. Life Insurance	Runoff	Corporate and Other(1)	Total
ASSETS
Cash and investments	$5,735	$65,209	$2,548	$2,313	$75,805
Deferred acquisition costs and intangible assets	40	1,195	117	11	1,363
Reinsurance recoverable, net	—	16,001	665	—	16,666
Deferred tax and other assets	70	117	61	366	614
Separate account assets	—	—	6,202	—	6,202

Total assets	$5,845	$82,522	$9,593	$2,690	$100,650

LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$—	$42,163	$2	$—	$42,165
Policyholder account balances	—	16,968	2,976	—	19,944
Liability for policy and contract claims	624	10,897	15	10	11,546
Unearned premiums	264	428	3	—	695
Other liabilities	107	770	43	744	1,664
Borrowings	739	—	—	2,185	2,924
Separate account liabilities	—	—	6,202	—	6,202
Liabilities related to discontinued operations	—	—	—	346	346

Total liabilities	1,734	71,226	9,241	3,285	85,486

Equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	3,951	7,613	345	(579)	11,330
Allocated accumulated other comprehensive income (loss)	160	3,683	7	(16)	3,834

Total Genworth Financial, Inc.’s stockholders’ equity	4,111	11,296	352	(595)	15,164
Noncontrolling interests	—	—	—	—	—

Total equity	4,111	11,296	352	(595)	15,164

Total liabilities and equity	$5,845	$82,522	$9,593	$2,690	$100,650

(1)	Includes inter-segment eliminations and other businesses that are managed outside the operating segments.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2021

Deferred Acquisition Costs Rollforward

(amounts in millions)

	Enact	U.S. Life Insurance	Runoff	Total
Unamortized balance as of June 30, 2021	$28	$2,496	$142	$2,666
Costs deferred	3	—	—	3
Amortization, net of interest accretion	(3)	(92)	(6)	(101)

Unamortized balance as of September 30, 2021	28	2,404	136	2,568
Effect of accumulated net unrealized investment (gains) losses	—	(1,351)	(24)	(1,375)

Balance as of September 30, 2021	$28	$1,053	$112	$1,193

Enact Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2021

Adjusted Operating Income (Loss) and Sales—Enact Segment

(amounts in millions)

	2021				2020
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$243	$243	$252	$738	$251	$251	$243	$226	$971
Net investment income	36	35	35	106	35	34	31	33	133
Net investment gains (losses)	1	(2)	(1)	(2)	(1)	(2)	(1)	—	(4)
Policy fees and other income	1	—	2	3	2	1	1	2	6

Total revenues	281	276	288	845	287	284	274	261	1,106

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	34	30	55	119	89	45	228	19	381
Acquisition and operating expenses, net of deferrals	55	63	57	175	55	54	47	50	206
Amortization of deferred acquisition costs and intangibles	3	4	4	11	10	3	4	4	21
Interest expense	13	12	13	38	12	6	—	—	18

Total benefits and expenses	105	109	129	343	166	108	279	73	626

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	176	167	159	502	121	176	(5)	188	480
Provision (benefit) for income taxes	38	35	34	107	26	37	(1)	40	102

INCOME (LOSS) FROM CONTINUING OPERATIONS	138	132	125	395	95	139	(4)	148	378
Less: net income from continuing operations attributable to noncontrolling interests	4	—	—	4	—	—	—	—	—

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	134	132	125	391	95	139	(4)	148	378
ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses	(1)	2	1	2	1	2	1	—	4
Expenses related to restructuring	1	2	—	3	—	—	—	—	—
Taxes on adjustments	—	(1)	—	(1)	(1)	—	—	—	(1)

ADJUSTED OPERATING INCOME (LOSS)	$134	$135	$126	$395	$95	$141	$(3)	$148	$381

SALES:
Primary New Insurance Written (NIW)	$24,000	$26,700	$24,900	$75,600	$27,000	$26,600	$28,400	$17,900	$99,900

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2021

Primary New Insurance Written Metrics—Enact Segment

(amounts in millions)

			2021				2020
	3Q		2Q		1Q		4Q		3Q		2Q		1Q
	Primary NIW	% of Primary NIW	Primary NIW	% of Primary NIW	Primary NIW	% of Primary NIW	Primary NIW	% of Primary NIW	Primary NIW	% of Primary NIW	Primary NIW	% of Primary NIW	Primary NIW	% of Primary NIW
Product
Monthly	$21,500	90%	$24,900	94%	$23,400	94%	$24,700	92%	$23,400	88%	$25,800	91%	$16,200	91%
Single	2,400	10	1,700	6	1,400	6	2,200	8	3,100	12	2,500	9	1,500	8
Other(1)	100	—	100	—	100	—	100	—	100	—	100	—	200	1

Total Primary	$24,000	100%	$26,700	100%	$24,900	100%	$27,000	100%	$26,600	100%	$28,400	100%	$17,900	100%

Origination
Purchase	$21,000	88%	$21,100	79%	$15,500	62%	$17,800	66%	$20,000	75%	$17,400	61%	$12,000	67%
Refinance	3,000	12	5,600	21	9,400	38	9,200	34	6,600	25	11,000	39	5,900	33

Total Primary	$24,000	100%	$26,700	100%	$24,900	100%	$27,000	100%	$26,600	100%	$28,400	100%	$17,900	100%

FICO Scores
Over 760	$10,700	45%	$11,800	44%	$10,500	42%	$10,500	39%	$11,300	43%	$12,300	43%	$7,500	42%
740 - 759	3,800	16	4,000	15	3,800	15	4,300	16	4,100	15	4,800	17	3,200	18
720 - 739	3,200	13	3,500	13	3,400	14	4,000	15	3,500	13	4,200	15	2,600	14
700 - 719	2,700	11	3,100	12	3,000	12	3,600	13	3,100	12	3,300	11	2,200	12
680 - 699	1,900	8	2,500	9	2,500	10	2,700	10	2,400	9	2,200	8	1,500	8
660 - 679(2)	1,000	4	1,100	4	1,000	4	1,100	4	1,300	5	900	3	500	3
640 - 659	500	2	500	2	500	2	600	2	600	2	500	2	300	2
620 - 639	200	1	200	1	200	1	200	1	300	1	200	1	100	1
<620	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total Primary	$24,000	100%	$26,700	100%	$24,900	100%	$27,000	100%	$26,600	100%	$28,400	100%	$17,900	100%

Loan-To-Value Ratio
95.01% and above	$3,400	14%	$2,800	11%	$2,200	9%	$2,900	11%	$3,700	14%	$3,200	11%	$1,800	10%
90.01% to 95.00%	8,800	37	10,700	40	9,500	38	11,100	41	11,700	44	12,300	43	7,700	43
85.01% to 90.00%	7,500	31	8,600	32	8,400	34	8,100	30	7,100	27	8,100	29	5,500	31
85.00% and below	4,300	18	4,600	17	4,800	19	4,900	18	4,100	15	4,800	17	2,900	16

Total Primary	$24,000	100%	$26,700	100%	$24,900	100%	$27,000	100%	$26,600	100%	$28,400	100%	$17,900	100%

Debt-To-Income Ratio
45.01% and above	$4,200	17%	$3,300	12%	$2,600	10%	$3,100	11%	$3,100	12%	$4,000	14%	$3,500	20%
38.01% to 45.00%	7,900	33	9,200	35	8,700	35	10,200	38	9,900	37	9,600	34	6,000	33
38.00% and below	11,900	50	14,200	53	13,600	55	13,700	51	13,600	51	14,800	52	8,400	47

Total Primary	$24,000	100%	$26,700	100%	$24,900	100%	$27,000	100%	$26,600	100%	$28,400	100%	$17,900	100%

(1)	Includes loans with annual and split payment types.
(2)	Loans with unknown FICO scores are included in the 660-679 category.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2021

Other Metrics—Enact Segment

(dollar amounts in millions)

	2021				2020
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total

Primary Insurance In-Force(1)	$222,500	$217,500	$210,200		$207,900	$203,100	$197,000	$188,000

Risk In-Force
Primary(2)	$55,866	$54,643	$52,866		$52,475	$51,393	$49,868	$47,740
Pool	117	123	134		146	156	169	179

Total Risk In-Force	$55,983	$54,766	$53,000		$52,621	$51,549	$50,037	$47,919

Expense Ratio (Net Earned Premiums)(3)	24%	27%	24%	25%	26%	23%	21%	24%	23%

Primary Persistency	65%	63%	56%	61%	57%	59%	59%	74%	59%

Combined Risk To Capital Ratio(4)	11.8:1	11.8:1	11.7:1		12.1:1	12.1:1	12.0:1	12.2:1

GMICO Risk To Capital Ratio(4),(5)	11.9:1	12.0:1	11.9:1		12.3:1	12.3:1	12.2:1	12.4:1

PMIERs Available Assets(6)	$5,126	$4,926	$4,769		$4,588	$4,451	$4,218	$3,974

PMIERs Required Assets(6)	$2,839	$2,985	$3,005		$3,359	$3,377	$2,943	$2,803

Available Assets Above PMIERs Requirements(6)	$2,287	$1,941	$1,764		$1,229	$1,074	$1,275	$1,171

PMIERs Sufficiency Ratio(6)	181%	165%	159%		137%	132%	143%	142%

Average Primary Loan Size (in thousands)	$237	$233	$228		$225	$222	$220	$217

The expense ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Primary insurance in-force represents aggregate unpaid balance for loans the company insures. Original loan balances are primarily used to determine premiums.
(2)

Primary risk in-force represents risk on current loan balances as provided by servicers, lenders and investors and conforms to the presentation under the Private Mortgage Insurer Eligibility Requirements (PMIERs).

(3)

The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles. Expenses associated with strategic transaction preparations and restructuring costs increased the expense ratio by two percentage points for the three months ended June 30, 2021.

(4)

Certain states limit a private mortgage insurer’s risk in-force to 25 times the total of the insurer’s policyholders’ surplus plus the statutory contingency reserve, commonly known as the “risk to capital” requirement. The current period risk to capital ratio is an estimate due to the timing of the filing of statutory statements and is prepared consistent with the presentation of the statutory financial statements in the combined annual statement of the company’s U.S. mortgage insurance subsidiaries.

(5)	Genworth Mortgage Insurance Corporation (GMICO), the company’s principal U.S. mortgage insurance subsidiary.
(6)

The PMIERs sufficiency ratio is calculated as available assets divided by required assets as defined within PMIERs. The current period PMIERs sufficiency ratio is an estimate due to the timing of the PMIERs filing and does not take into consideration the impact of restrictions recently imposed by the government-sponsored enterprises (GSEs). The GSEs have imposed certain capital restrictions on the company’s Enact segment which remain in effect until certain conditions are met. These restrictions currently require GMICO to maintain 115% of published PMIERs minimum required assets among other restrictions.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2021

Loss Metrics—Enact Segment

(amounts in millions)

	2021				2020
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Average Paid Claim (in thousands)(1)	$26.7	$63.1	$54.7		$47.2	$55.6	$47.1	$45.0
Average Reserve Per Primary Delinquency (in thousands)(2)	$21.2	$17.5	$13.6		$11.5	$8.8	$7.1	$13.1

Reserves:
Primary direct case	$613	$589	$564		$517	$436	$379	$202
All other(3)	35	35	39		38	38	60	28

Total Reserves	$648	$624	$603		$555	$474	$439	$230

Beginning Reserves	$624	$603	$555	$555	$474	$439	$230	$233	$233
Paid claims	(10)	(9)	(7)	(26)	(8)	(10)	(19)	(22)	(59)
Increase in reserves	34	30	55	119	89	45	228	19	381

Ending Reserves	$648	$624	$603	$648	$555	$474	$439	$230	$555

Loss Ratio(4)	14%	12%	22%	16%	35%	18%	94%	8%	39%

The loss ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Average paid claim in the third quarter of 2021 includes payment in relation to an agreement on non-performing loans.
(2)	Primary direct case reserves divided by primary delinquency count.
(3)	Other includes loss adjustment expenses, pool, incurred but not reported and reinsurance reserves.
(4)	The ratio of benefits and other changes in policy reserves to net earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2021

Delinquency Metrics—Enact Segment

(dollar amounts in millions)

	2021				2020
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Primary Loans
Primary loans in-force	936,934	933,616	922,186		924,624	913,974	896,232	868,111
Primary delinquent loans	28,904	33,568	41,332		44,904	49,692	53,587	15,417
Primary delinquency rate	3.08%	3.60%	4.48%		4.86%	5.44%	5.98%	1.78%

Beginning Number of Primary Delinquencies	33,568	41,332	44,904	44,904	49,692	53,587	15,417	16,392	16,392
New delinquencies	7,427	6,862	10,053	24,342	11,923	16,664	48,373	8,114	85,074
Delinquency cures	(11,746)	(14,473)	(13,478)	(39,697)	(16,548)	(20,404)	(9,795)	(8,649)	(55,396)
Paid claims	(343)	(143)	(134)	(620)	(152)	(152)	(404)	(440)	(1,148)
Rescissions and claim denials	(2)	(10)	(13)	(25)	(11)	(3)	(4)	—	(18)

Ending Number of Primary Delinquencies	28,904	33,568	41,332	28,904	44,904	49,692	53,587	15,417	44,904

Composition of Cures
Reported delinquent and cured-intraquarter	1,143	1,149	1,549		1,433	1,939	3,992	2,236
Number of missed payments delinquent prior to cure:
3 payments or less	3,080	4,179	4,812		5,567	13,022	4,522	4,850
4 - 11 payments	3,492	6,055	6,849		9,347	5,239	1,122	1,389
12 payments or more	4,031	3,090	268		201	204	159	174

Total	11,746	14,473	13,478		16,548	20,404	9,795	8,649

Primary Delinquencies by Missed Payment Status
3 payments or less	6,192	6,030	8,296		10,484	13,904	43,158	7,650
4 - 11 payments	9,021	12,378	21,011		30,324	32,366	7,448	4,909
12 payments or more	13,691	15,160	12,025		4,096	3,422	2,981	2,858

Primary Delinquencies	28,904	33,568	41,332		44,904	49,692	53,587	15,417

	September 30, 2021
Primary Direct Case Reserves(1) and Percentage Reserved by Payment Status	Direct Case Reserves	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	$32	$320	10%
4 - 11 payments in default	128	528	24%
12 payments or more in default	453	813	56%

Total	$613	$1,661	37%

	December 31, 2020
Primary Direct Case Reserves(1) and Percentage Reserved by Payment Status	Direct Case Reserves	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	$43	$549	8%
4 - 11 payments in default	331	1,853	18%
12 payments or more in default	143	204	70%

Total	$517	$2,606	20%

(1)	Primary direct case reserves exclude loss adjustment expenses, incurred but not reported and reinsurance reserves.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2021

Portfolio Quality Metrics—Enact Segment

(amounts in millions)

	September 30, 2021
Policy Year	Average Rate(1)	% of Direct Case Reserves(2)	Primary Insurance In-Force	% of Total	Primary Risk In-Force	% of Total	Delinquency Rate
2004 and prior	6.19%	3%	$583	—%	$167	—%	14.96%
2005 to 2008	5.57%	24	8,380	4	2,142	4	11.14%
2009 to 2013	4.28%	3	1,656	1	441	1	6.03%
2014	4.49%	3	2,293	1	621	1	5.81%
2015	4.17%	5	5,087	2	1,355	2	4.67%
2016	3.89%	8	10,082	4	2,676	5	4.31%
2017	4.26%	10	10,185	5	2,631	5	5.31%
2018	4.78%	13	10,568	5	2,656	5	6.51%
2019	4.20%	18	24,884	11	6,239	11	4.43%
2020	3.24%	12	75,785	34	18,965	34	1.43%
2021	3.04%	1	72,961	33	17,973	32	0.24%

Total	3.57%	100%	$222,464	100%	$55,866	100%	3.08%

	September 30, 2021		June 30, 2021		September 30, 2020
	Primary Risk In-Force	Percent of Primary Risk In-Force	Primary Risk In-Force	Percent of Primary Risk In-Force	Primary Risk In-Force	Percent of Primary Risk In-Force
Loan-to-value ratio
95.01% and above	$9,490	17%	$9,228	17%	$9,196	18%
90.01% to 95.00%	27,509	49	27,308	50	26,403	51
85.01% to 90.00%	15,322	28	14,776	27	13,188	26
85.00% and below	3,545	6	3,331	6	2,606	5

Total	$55,866	100%	$54,643	100%	$51,393	100%

	September 30, 2021		June 30, 2021		September 30, 2020
	Primary Risk In-Force	Percent of Primary Risk In-Force	Primary Risk In-Force	Percent of Primary Risk In-Force	Primary Risk In-Force	Percent of Primary Risk In-Force
Credit Quality
Over 760	$21,767	39%	$20,908	38%	$19,549	38%
740 - 759	8,824	16	8,628	16	8,424	16
720 - 739	7,966	14	7,879	14	7,489	15
700 - 719	6,923	12	6,848	13	6,288	12
680 - 699	5,383	10	5,385	10	4,864	9
660 - 679(3)	2,568	5	2,531	5	2,331	5
640 - 659	1,497	3	1,494	3	1,423	3
620 - 639	705	1	720	1	725	1
<620	233	—	250	—	300	1

Total	$55,866	100%	$54,643	100%	$51,393	100%

(1)	Average annual mortgage interest rate weighted by insurance in-force.
(2)	Direct primary case reserves exclude loss adjustment expenses, incurred but not reported and reinsurance reserves.
(3)	Loans with unknown FICO scores are included in the 660-679 category.

U.S. Life Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2021

Adjusted Operating Income (Loss)—U.S. Life Insurance Segment

(amounts in millions)

	2021				2020
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$699	$703	$714	$2,116	$717	$711	$712	$718	$2,858
Net investment income	773	763	716	2,252	765	726	692	695	2,878
Net investment gains (losses)	87	66	42	195	121	348	118	(70)	517
Policy fees and other income	144	145	148	437	157	152	142	144	595

Total revenues	1,703	1,677	1,620	5,000	1,760	1,937	1,664	1,487	6,848

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,097	1,129	1,155	3,381	1,050	1,221	1,213	1,297	4,781
Interest credited	85	87	90	262	91	95	97	100	383
Acquisition and operating expenses, net of deferrals	211	219	192	622	164	158	147	151	620
Amortization of deferred acquisition costs and intangibles	96	77	68	241	161	87	83	87	418
Interest expense	—	—	—	—	—	—	—	5	5

Total benefits and expenses	1,489	1,512	1,505	4,506	1,466	1,561	1,540	1,640	6,207

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	214	165	115	494	294	376	124	(153)	641
Provision (benefit) for income taxes	53	42	32	127	70	87	33	(27)	163

INCOME (LOSS) FROM CONTINUING OPERATIONS	161	123	83	367	224	289	91	(126)	478

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net(1)	(87)	(67)	(41)	(195)	(123)	(348)	(121)	67	(525)
Losses on early extinguishment of debt	—	—	—	—	—	—	—	4	4
Expenses related to restructuring	1	2	14	17	1	—	—	—	1
Taxes on adjustments	18	13	6	37	27	73	25	(15)	110

ADJUSTED OPERATING INCOME (LOSS)	$93	$71	$62	$226	$129	$14	$(5)	$(70)	$68

(1) Net investment (gains) losses were adjusted for DAC and other intangible amortization and certain benefit reserves as reconciled below:
Net investment (gains) losses, gross	$(87)	$(66)	$(42)	$(195)	$(121)	$(348)	$(118)	$70	$(517)
Adjustment for DAC and other intangible amortization and certain benefit reserves	—	(1)	1	—	(2)	—	(3)	(3)	(8)

Net investment (gains) losses, net	$(87)	$(67)	$(41)	$(195)	$(123)	$(348)	$(121)	$67	$(525)

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2021

Adjusted Operating Income—U.S. Life Insurance Segment—Long-Term Care Insurance

(amounts in millions)

	2021				2020
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$652	$648	$646	$1,946	$668	$661	$649	$642	$2,620
Net investment income	521	509	465	1,495	499	456	422	419	1,796
Net investment gains (losses)	80	67	27	174	118	347	129	(55)	539
Policy fees and other income	3	2	2	7	3	2	—	—	5

Total revenues	1,256	1,226	1,140	3,622	1,288	1,466	1,200	1,006	4,960

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	802	822	829	2,453	863	901	876	928	3,568
Interest credited	—	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	165	176	141	482	114	108	103	101	426
Amortization of deferred acquisition costs and intangibles	31	27	24	82	21	25	21	24	91
Interest expense	—	—	—	—	—	—	—	—	—

Total benefits and expenses	998	1,025	994	3,017	998	1,034	1,000	1,053	4,085

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	258	201	146	605	290	432	200	(47)	875
Provision (benefit) for income taxes	63	50	38	151	69	99	49	(4)	213

INCOME (LOSS) FROM CONTINUING OPERATIONS	195	151	108	454	221	333	151	(43)	662

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses	(80)	(67)	(27)	(174)	(118)	(347)	(129)	55	(539)
Expenses related to restructuring	1	1	10	12	1	—	—	—	1
Taxes on adjustments	17	13	4	34	25	73	26	(11)	113

ADJUSTED OPERATING INCOME	$133	$98	$95	$326	$129	$59	$48	$1	$237

RATIOS:
Loss Ratio(1)	58%	62%	62%	61%	65%	71%	69%	78%	71%
Gross Benefits Ratio(2)	123%	127%	128%	126%	129%	136%	135%	145%	136%

(1)	The loss ratio was calculated by dividing benefits and other changes in policy reserves less tabular interest on reserves less loss adjustment expenses by net earned premiums.
(2)	The gross benefits ratio was calculated by dividing benefits and other changes in policy reserves by net earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2021

Adjusted Operating Loss—U.S. Life Insurance Segment—Life Insurance

(amounts in millions)

	2021				2020
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$47	$55	$68	$170	$49	$50	$63	$76	$238
Net investment income	128	126	125	379	131	131	127	130	519
Net investment gains (losses)	6	6	12	24	10	4	5	1	20
Policy fees and other income	139	142	143	424	151	148	140	141	580

Total revenues	320	329	348	997	341	333	335	348	1,357

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	252	245	282	779	131	269	289	302	991
Interest credited	53	53	56	162	55	57	57	59	228
Acquisition and operating expenses, net of deferrals	36	34	40	110	38	39	34	39	150
Amortization of deferred acquisition costs and intangibles	59	43	41	143	133	52	53	44	282
Interest expense	—	—	—	—	—	—	—	5	5

Total benefits and expenses	400	375	419	1,194	357	417	433	449	1,656

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(80)	(46)	(71)	(197)	(16)	(84)	(98)	(101)	(299)
Benefit for income taxes	(17)	(10)	(15)	(42)	(3)	(18)	(21)	(22)	(64)

LOSS FROM CONTINUING OPERATIONS	(63)	(36)	(56)	(155)	(13)	(66)	(77)	(79)	(235)

ADJUSTMENTS TO LOSS FROM CONTINUING OPERATIONS:
Net investment (gains) losses	(6)	(6)	(12)	(24)	(10)	(4)	(5)	(1)	(20)
Losses on early extinguishment of debt	—	—	—	—	—	—	—	4	4
Expenses related to restructuring	—	1	3	4	—	—	—	—	—
Taxes on adjustments	1	1	2	4	3	1	1	(1)	4

ADJUSTED OPERATING LOSS	$(68)	$(40)	$(63)	$(171)	$(20)	$(69)	$(81)	$(77)	$(247)

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2021

Adjusted Operating Income—U.S. Life Insurance Segment—Fixed Annuities

(amounts in millions)

	2021				2020
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	124	128	126	378	135	139	143	146	563
Net investment gains (losses)	1	(7)	3	(3)	(7)	(3)	(16)	(16)	(42)
Policy fees and other income	2	1	3	6	3	2	2	3	10

Total revenues	127	122	132	381	131	138	129	133	531

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	43	62	44	149	56	51	48	67	222
Interest credited	32	34	34	100	36	38	40	41	155
Acquisition and operating expenses, net of deferrals	10	9	11	30	12	11	10	11	44
Amortization of deferred acquisition costs and intangibles	6	7	3	16	7	10	9	19	45
Interest expense	—	—	—	—	—	—	—	—	—

Total benefits and expenses	91	112	92	295	111	110	107	138	466

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	36	10	40	86	20	28	22	(5)	65
Provision (benefit) for income taxes	7	2	9	18	4	6	5	(1)	14

INCOME (LOSS) FROM CONTINUING OPERATIONS	29	8	31	68	16	22	17	(4)	51

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net(1)	(1)	6	(2)	3	5	3	13	13	34
Expenses related to restructuring	—	—	1	1	—	—	—	—	—
Taxes on adjustments	—	(1)	—	(1)	(1)	(1)	(2)	(3)	(7)

ADJUSTED OPERATING INCOME	$28	$13	$30	$71	$20	$24	$28	$6	$78

(1) Net investment (gains) losses were adjusted for DAC and other intangible amortization and certain benefit reserves as reconciled below:
Net investment (gains) losses, gross	$(1)	$7	$(3)	$3	$7	$3	$16	$16	$42
Adjustment for DAC and other intangible amortization and certain benefit reserves	—	(1)	1	—	(2)	—	(3)	(3)	(8)

Net investment (gains) losses, net	$(1)	$6	$(2)	$3	$5	$3	$13	$13	$34

Runoff Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2021

Adjusted Operating Income (Loss)—Runoff Segment

(amounts in millions)

	2021				2020
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Net investment income	$49	$43	$49	$141	$52	$55	$54	$49	$210
Net investment gains (losses)	(1)	10	(6)	3	30	15	4	(75)	(26)
Policy fees and other income	33	35	33	101	32	33	32	33	130

Total revenues	81	88	76	245	114	103	90	7	314

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	12	2	8	22	17	7	4	20	48
Interest credited	38	40	41	119	41	42	42	41	166
Acquisition and operating expenses, net of deferrals	12	14	13	39	12	12	11	13	48
Amortization of deferred acquisition costs and intangibles	7	4	5	16	3	4	(1)	17	23

Total benefits and expenses	69	60	67	196	73	65	56	91	285

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	12	28	9	49	41	38	34	(84)	29
Provision (benefit) for income taxes	2	6	1	9	8	8	6	(18)	4

INCOME (LOSS) FROM CONTINUING OPERATIONS	10	22	8	40	33	30	28	(66)	25

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net(1)	1	(9)	5	(3)	(25)	(14)	(5)	67	23
Taxes on adjustments	—	2	(1)	1	5	3	1	(14)	(5)

ADJUSTED OPERATING INCOME (LOSS)	$11	$15	$12	$38	$13	$19	$24	$(13)	$43

(1) Net investment (gains) losses were adjusted for DAC and other intangible amortization and certain benefit reserves as reconciled below:
Net investment (gains) losses, gross	$1	$(10)	$6	$(3)	$(30)	$(15)	$(4)	$75	$26
Adjustment for DAC and other intangible amortization and certain benefit reserves	—	1	(1)	—	5	1	(1)	(8)	(3)

Net investment (gains) losses, net	$1	$(9)	$5	$(3)	$(25)	$(14)	$(5)	$67	$23

Corporate and Other

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2021

Adjusted Operating Income (Loss)—Corporate and Other(1),(2)

(amounts in millions)

	2021				2020
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$2	$1	$2	$5	$2	$1	$2	$2	$7
Net investment income	1	3	1	5	(6)	5	2	5	6
Net investment gains (losses)	1	(4)	(2)	(5)	(3)	(10)	(28)	46	5
Policy fees and other income	1	—	—	1	—	(2)	(1)	1	(2)

Total revenues	5	—	1	6	(7)	(6)	(25)	54	16

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	—	—	—	1	—	2	1	4
Acquisition and operating expenses, net of deferrals	12	8	13	33	22	11	5	23	61
Amortization of deferred acquisition costs and intangibles	—	1	—	1	—	—	1	—	1
Interest expense	22	31	38	91	43	41	42	46	172

Total benefits and expenses	34	40	51	125	66	52	50	70	238

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(29)	(40)	(50)	(119)	(73)	(58)	(75)	(16)	(222)
Benefit for income taxes	(26)	(8)	(8)	(42)	(22)	(2)	(15)	—	(39)

LOSS FROM CONTINUING OPERATIONS	(3)	(32)	(42)	(77)	(51)	(56)	(60)	(16)	(183)

ADJUSTMENTS TO LOSS FROM CONTINUING OPERATIONS:
Net investment (gains) losses	(1)	4	2	5	3	10	28	(46)	(5)
(Gains) losses on early extinguishment of debt	6	—	4	10	—	—	(3)	8	5
Expenses related to restructuring	1	1	7	9	—	—	1	1	2
Taxes on adjustments	(2)	—	(3)	(5)	(1)	(3)	(5)	8	(1)

ADJUSTED OPERATING INCOME (LOSS)	$1	$(27)	$(32)	$(58)	$(49)	$(49)	$(39)	$(45)	$(182)

(1)  Includes inter-segment eliminations and the results of other businesses that are managed outside the operating segments, including certain international mortgage insurance businesses.

(2)  Income (loss) from discontinued operations is considered part of Corporate and Other activities but is excluded from the above table. Income (loss) from discontinued operations on pages 8 and 9 herein include operating results of Genworth Australia that was sold on March 3, 2021 and amounts related to the company’s former lifestyle protection insurance business that was sold on December 1, 2015. In the third quarter of 2021, the company refined its original after-tax loss on sale of Genworth Australia by recording a favorable provision to return tax adjustment of $3 million. Operating results of Genworth Australia reported as discontinued operations were as follows:

	2021				2020
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$—	$—	$51	$51	$72	$71	$62	$69	$274
Net investment income	—	—	4	4	8	7	7	11	33
Net investment gains (losses)	—	—	(5)	(5)	29	24	66	(53)	66
Policy fees and other income	—	—	—	—	—	—	—	1	1

Total revenues	—	—	50	50	109	102	135	28	374

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	—	11	11	88	26	39	24	177
Acquisition and operating expenses, net of deferrals	—	—	7	7	14	14	13	12	53
Amortization of deferred acquisition costs and intangibles	—	—	6	6	8	7	6	8	29
Goodwill impairment	—	—	—	—	—	—	5	—	5
Interest expense	—	—	1	1	2	2	2	1	7

Total benefits and expenses	—	—	25	25	112	49	65	45	271

INCOME (LOSS) BEFORE INCOME TAXES AND GAIN (LOSS) ON SALE	—	—	25	25	(3)	53	70	(17)	103
Provision (benefit) for income taxes	—	—	8	8	2	20	23	(5)	40

INCOME (LOSS) BEFORE GAIN (LOSS) ON SALE	—	—	17	17	(5)	33	47	(12)	63
Gain (loss) on sale, net of taxes	3	—	(3)	—	—	—	—	—	—

INCOME (LOSS) FROM DISCONTINUED OPERATIONS, NET OF TAXES	3	—	14	17	(5)	33	47	(12)	63

Less: net income (loss) from discontinued operations attributable to noncontrolling interests	—	—	8	8	(1)	18	23	(6)	34

INCOME (LOSS) FROM DISCONTINUED OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$3	$—	$6	$9	$(4)	$15	$24	$(6)	$29

Additional Financial Data

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2021

Investments Summary

(amounts in millions)

		September 30, 2021		June 30, 2021		March 31, 2021		December 31, 2020		September 30, 2020
		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
	Composition of Investment Portfolio
	Fixed maturity securities:
	Investment grade:
	Public fixed maturity securities	$34,382	46%	$34,610	47%	$33,376	47%	$35,678	46%	$34,742	45%
	Private fixed maturity securities	13,742	18	13,722	18	13,402	18	13,734	18	13,522	17
	Residential mortgage-backed securities(1)	1,572	2	1,683	2	1,766	2	1,900	2	2,042	3
	Commercial mortgage-backed securities	2,656	4	2,714	4	2,770	4	2,955	4	2,957	4
	Other asset-backed securities	2,374	3	2,500	3	2,806	4	3,076	4	3,028	4
	State and political subdivisions	3,418	5	3,371	4	3,135	4	3,165	4	3,110	4
	Non-investment grade fixed maturity securities	3,130	4	3,049	4	2,976	4	2,987	4	2,971	4
	Equity securities:
	Common stocks and mutual funds	72	—	63	—	155	—	296	—	475	1
	Preferred stocks	84	—	84	—	83	—	90	—	100	—
	Commercial mortgage loans, net	6,886	9	6,879	9	6,755	9	6,743	9	6,880	9
	Policy loans	2,067	3	2,083	3	1,976	3	1,978	3	2,153	3
	Cash, cash equivalents, restricted cash and short-term investments	2,006	3	2,335	3	1,981	3	2,606	3	2,788	3
	Securities lending	—	—	105	—	68	—	67	—	75	—
Other invested assets:	Limited partnerships	1,617	2	1,354	2	1,160	2	1,049	1	844	1
	Derivatives:
	Interest rate swaps	298	—	280	—	84	—	468	1	708	1
	Foreign currency swaps	5	—	2	—	—	—	1	—	10	—
	Equity index options	33	—	47	—	53	—	63	—	67	—
	Other foreign currency contracts	2	—	24	—	27	—	42	—	17	—
	Other	311	1	327	1	350	—	364	1	402	1

	Total invested assets and cash	$74,655	100%	$75,232	100%	$72,923	100%	$77,262	100%	$76,891	100%

	Public Fixed Maturity Securities—Credit Quality:
NRSRO(2) Designation
	AAA	$8,393	19%	$8,505	20%	$8,308	20%	$9,252	21%	$9,409	21%
	AA	3,907	9	3,872	9	3,500	8	3,699	8	3,661	8
	A	11,134	26	11,158	26	10,986	26	11,784	26	11,852	27
	BBB	17,980	42	18,208	41	17,581	42	18,327	41	17,275	40
	BB	1,658	4	1,637	4	1,579	4	1,634	4	1,607	4
	B	53	—	45	—	69	—	74	—	71	—
	CCC and lower	—	—	6	—	6	—	6	—	42	—

	Total public fixed maturity securities	$43,125	100%	$43,431	100%	$42,029	100%	$44,776	100%	$43,917	100%

	Private Fixed Maturity Securities—Credit Quality:
NRSRO(2) Designation
	AAA	$856	5%	$862	5%	$973	5%	$1,103	6%	$1,099	6%
	AA	1,831	10	1,850	10	1,882	10	2,020	11	2,010	11
	A	5,240	29	5,183	28	5,188	29	5,482	29	5,377	29
	BBB	8,803	48	8,962	49	8,837	49	8,841	47	8,718	47
	BB	1,252	7	1,190	7	1,117	6	1,042	6	1,054	6
	B	158	1	162	1	197	1	219	1	183	1
	CCC and lower	9	—	9	—	8	—	12	—	14	—

	Total private fixed maturity securities	$18,149	100%	$18,218	100%	$18,202	100%	$18,719	100%	$18,455	100%

(1)	The company does not have any material exposure to residential mortgage-backed securities collateralized debt obligations (CDOs).
(2)	Nationally Recognized Statistical Rating Organizations.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2021

Fixed Maturity Securities Summary

(amounts in millions)

	September 30, 2021		June 30, 2021		March 31, 2021		December 31, 2020		September 30, 2020
	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Fixed Maturity Securities—Security Sector:

U.S. government, agencies and government-sponsored enterprises	$4,500	7%	$4,484	7%	$4,273	7%	$4,805	8%	$4,792	8%
State and political subdivisions	3,418	6	3,371	6	3,135	5	3,165	5	3,110	5
Foreign government	835	1	802	1	820	1	854	1	747	1
U.S. corporate	35,132	57	35,289	57	34,107	57	35,857	56	35,004	56
Foreign corporate	10,740	18	10,744	18	10,485	17	10,811	17	10,595	17
Residential mortgage-backed securities	1,572	3	1,691	3	1,774	3	1,909	3	2,075	3
Commercial mortgage-backed securities	2,670	4	2,734	4	2,794	5	2,974	5	2,976	5
Other asset-backed securities	2,407	4	2,534	4	2,843	5	3,120	5	3,073	5

Total fixed maturity securities	$61,274	100%	$61,649	100%	$60,231	100%	$63,495	100%	$62,372	100%

Corporate Bond Holdings—Industry Sector:

Investment Grade:
Finance and insurance	$11,231	25%	$11,155	24%	$10,807	25%	$11,303	25%	$10,723	24%
Utilities	5,953	13	5,948	13	5,736	13	6,019	13	5,985	13
Energy	3,645	8	3,592	8	3,417	8	3,496	7	3,337	7
Consumer - non-cyclical	6,703	15	6,726	15	6,545	15	6,977	15	6,867	15
Consumer - cyclical	1,891	4	1,979	4	1,922	4	1,944	4	2,043	4
Capital goods	3,349	7	3,371	7	3,275	7	3,431	7	3,485	8
Industrial	2,251	5	2,344	5	2,299	5	2,390	5	2,273	5
Technology and communications	4,547	10	4,518	10	4,376	10	4,589	10	4,258	9
Transportation	1,836	4	1,924	4	1,877	4	2,053	4	2,135	5
Other	1,510	3	1,596	4	1,516	3	1,639	4	1,702	4

Subtotal	42,916	94	43,153	94	41,770	94	43,841	94	42,808	94

Non-Investment Grade:
Finance and insurance	226	—	234	1	243	1	275	1	288	1
Utilities	95	—	88	—	94	—	97	—	95	—
Energy	782	2	759	1	712	1	767	2	738	2
Consumer - non-cyclical	270	1	243	1	243	1	233	—	219	—
Consumer - cyclical	369	1	368	1	389	1	374	1	347	1
Capital goods	163	—	141	—	152	—	136	—	152	—
Industrial	366	1	368	1	356	1	340	1	340	1
Technology and communications	490	1	520	1	488	1	463	1	451	1
Transportation	26	—	26	—	18	—	17	—	56	—
Other	169	—	133	—	127	—	125	—	105	—

Subtotal	2,956	6	2,880	6	2,822	6	2,827	6	2,791	6

Total	$45,872	100%	$46,033	100%	$44,592	100%	$46,668	100%	$45,599	100%

Fixed Maturity Securities—Contractual Maturity Dates:

Due in one year or less	$1,449	2%	$1,291	2%	$1,291	2%	$1,305	2%	$1,375	2%
Due after one year through five years	9,039	15	9,030	15	8,926	15	9,185	14	8,998	15
Due after five years through ten years	14,956	24	15,158	25	14,904	24	14,759	23	14,548	23
Due after ten years	29,181	48	29,211	47	27,699	46	30,243	48	29,327	47

Subtotal	54,625	89	54,690	89	52,820	87	55,492	87	54,248	87
Mortgage and asset-backed securities	6,649	11	6,959	11	7,411	13	8,003	13	8,124	13

Total fixed maturity securities	$61,274	100%	$61,649	100%	$60,231	100%	$63,495	100%	$62,372	100%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2021

General Account U.S. GAAP Net Investment Income Yields

(amounts in millions)

	2021				2020
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
U.S. GAAP Net Investment Income
Fixed maturity securities - taxable	$614	$608	$599	$1,821	$618	$625	$594	$611	$2,448
Fixed maturity securities - non-taxable	2	1	2	5	1	2	1	2	6
Equity securities	2	2	3	7	5	3	2	2	12
Commercial mortgage loans	93	103	78	274	94	82	84	85	345
Other invested assets	63	58	58	179	65	57	52	49	223
Limited partnerships	59	54	31	144	38	22	14	(2)	72
Policy loans	47	40	50	137	50	51	49	49	199
Cash, cash equivalents, restricted cash and short-term investments	1	—	—	1	—	1	4	10	15

Gross investment income before expenses and fees	881	866	821	2,568	871	843	800	806	3,320
Expenses and fees	(22)	(22)	(20)	(64)	(25)	(23)	(21)	(24)	(93)

Net investment income	$859	$844	$801	$2,504	$846	$820	$779	$782	$3,227

Annualized Yields
Fixed maturity securities - taxable	4.6%	4.6%	4.5%	4.6%	4.6%	4.7%	4.5%	4.7%	4.7%
Fixed maturity securities - non-taxable	6.3%	3.1%	6.3%	5.2%	3.1%	6.2%	2.6%	5.2%	4.3%
Equity securities	5.3%	4.1%	3.8%	4.0%	4.2%	3.3%	5.3%	4.8%	4.2%
Commercial mortgage loans	5.4%	6.0%	4.6%	5.4%	5.5%	4.8%	4.9%	4.9%	5.0%
Other invested assets(1)	79.5%	68.6%	65.0%	70.8%	67.9%	56.2%	50.0%	48.2%	56.0%
Limited partnerships(2)	15.9%	17.2%	11.2%	14.8%	16.1%	10.9%	7.8%	(1.2)%	9.1%
Policy loans	9.1%	7.9%	10.1%	9.0%	9.7%	9.4%	9.3%	9.5%	9.5%
Cash, cash equivalents, restricted cash and short-term investments	0.2%	—%	—%	0.1%	—%	0.1%	0.6%	1.4%	0.5%

Gross investment income before expenses and fees	5.3%	5.2%	5.0%	5.2%	5.2%	5.1%	4.9%	4.9%	5.0%
Expenses and fees	(0.1)%	(0.1)%	(0.2)%	(0.2)%	(0.1)%	(0.2)%	(0.1)%	(0.1)%	(0.1)%

Net investment income	5.2%	5.1%	4.8%	5.0%	5.1%	4.9%	4.8%	4.8%	4.9%

Yields are based on net investment income as reported under U.S. GAAP and are consistent with how the company measures its investment performance for management purposes. Yields are annualized, for interim periods, and are calculated as net investment income as a percentage of average quarterly asset carrying values except for fixed maturity securities, derivatives and derivative counterparty collateral, which exclude unrealized fair value adjustments and securities lending activity, which is included in other invested assets and is calculated net of the corresponding securities lending liability. See page 38 herein for average invested assets and cash used in the yield calculation.

(1)	Investment income for other invested assets includes amortization of terminated cash flow hedges, which have no corresponding book value within the yield calculation.
(2)	Limited partnership investments are primarily equity-based and do not have fixed returns by period.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2021

Net Investment Gains (Losses), Net—Detail

(amounts in millions)

	2021				2020
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net realized gains (losses) on available-for-sale securities:
Fixed maturity securities:
U.S. corporate	$8	$2	$4	$14	$7	$2	$2	$2	$13
U.S. government, agencies and government-sponsored enterprises	—	—	—	—	—	316	94	—	410
Foreign corporate	1	(2)	1	—	5	1	(1)	—	5
Foreign government	(1)	1	—	—	—	—	1	—	1
Tax exempt	—	—	—	—	1	—	—	—	1
Mortgage-backed securities	3	—	(1)	2	11	—	4	—	15
Asset-backed securities	—	—	—	—	(1)	—	(2)	—	(3)

Total net realized gains (losses) on available-for-sale securities	11	1	4	16	23	319	98	2	442

Net change in allowance for credit losses on available-for-sale fixed maturity securities	—	(4)	(2)	(6)	—	2	(7)	—	(5)
Write-down of available-for-sale fixed maturity securities	—	—	(1)	(1)	—	(4)	—	—	(4)
Net realized gains (losses) on equity securities sold	—	(2)	(5)	(7)	2	(3)	—	—	(1)
Net unrealized gains (losses) on equity securities still held	(1)	6	(8)	(3)	8	3	5	(12)	4
Limited partnerships	75	65	37	177	84	31	37	(40)	112
Commercial mortgage loans	3	(1)	(1)	1	—	(3)	1	—	(2)
Derivative instruments	(3)	4	8	9	26	9	(36)	(48)	(49)
Other	3	1	1	5	4	(3)	(5)	(1)	(5)

Net investment gains (losses), gross	88	70	33	191	147	351	93	(99)	492
Adjustment for DAC and other intangible amortization and certain benefit reserves	—	—	—	—	(3)	(1)	4	11	11

Net investment gains (losses), net	$88	$70	$33	$191	$144	$350	$97	$(88)	$503

Reconciliations of Non-GAAP Measures

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2021

Reconciliation of Operating ROE

(amounts in millions)

Twelve Month Rolling Average ROE	Twelve months ended
U.S. GAAP Basis ROE	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Net income (loss) available to Genworth Financial, Inc.’s common stockholders for the twelve months ended(1)	$1,008	$1,112	$431	$178	$(106)
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income(2)	$11,079	$10,823	$10,684	$10,618	$10,592
U.S. GAAP Basis ROE (1)/(2)	9.1%	10.3%	4.0%	1.7%	(1.0)%

Operating ROE
Adjusted operating income for the twelve months ended(1)	$789	$675	$458	$310	$125
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income(2)	$11,079	$10,823	$10,684	$10,618	$10,592
Operating ROE (1)/(2)	7.1%	6.2%	4.3%	2.9%	1.2%

Quarterly Average ROE	Three months ended
U.S. GAAP Basis ROE	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Net income available to Genworth Financial, Inc.’s common stockholders for the period ended(3)	$314	$240	$187	$267	$418
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income(4)	$11,403	$11,207	$10,988	$10,754	$10,406
Annualized U.S. GAAP Quarterly Basis ROE (3)/(4)	11.0%	8.6%	6.8%	9.9%	16.1%

Operating ROE
Adjusted operating income for the period ended(3)	$239	$194	$168	$188	$125
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income(4)	$11,403	$11,207	$10,988	$10,754	$10,406
Annualized Operating Quarterly Basis ROE (3)/(4)	8.4%	6.9%	6.1%	7.0%	4.8%

Non-GAAP Definition for Operating ROE

The company references the non-GAAP financial measure entitled “operating return on equity” or “operating ROE.” The company defines operating ROE as adjusted operating income (loss) divided by average ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss) in average ending Genworth Financial, Inc.’s stockholders’ equity. Management believes that analysis of operating ROE enhances understanding of the efficiency with which the company deploys its capital. However, operating ROE is not a substitute for net income (loss) available to Genworth Financial, Inc.’s common stockholders divided by average ending Genworth Financial, Inc.’s stockholders’ equity determined in accordance with U.S. GAAP.

(1)

The twelve months ended information is derived by adding the four quarters of net income (loss) available to Genworth Financial, Inc.’s common stockholders and adjusted operating income from page 9 herein.

(2)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income, is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income, for the most recent five quarters.

(3)	Net income available to Genworth Financial, Inc.’s common stockholders and adjusted operating income from page 9 herein.
(4)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income, is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2021

Reconciliation of Reported Yield to Core Yield

		2021				2020
	(Assets - amounts in billions)	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
	Reported - Total Invested Assets and Cash	$74.7	$75.2	$72.9	$74.7	$77.3	$76.9	$75.7	$71.3	$77.3
	Subtract:
	Securities lending	—	0.1	0.1	—	0.1	0.1	0.1	0.1	0.1
	Unrealized gains (losses)	8.5	8.9	6.9	8.5	10.7	9.9	9.7	6.0	10.7

	Adjusted end of period invested assets and cash	$66.2	$66.2	$65.9	$66.2	$66.5	$66.9	$65.9	$65.2	$66.5

(A)	Average Invested Assets and Cash Used in Reported and Core Yield Calculation	$66.2	$66.1	$66.2	$66.2	$66.7	$66.4	$65.6	$65.3	$66.0

	(Income - amounts in millions)

(B)	Reported - Net Investment Income	$859	$844	$801	$2,504	$846	$820	$779	$782	$3,227
	Subtract:
	Bond calls and commercial mortgage loan prepayments	43	39	15	97	40	23	8	16	87
	Other non-core items(1)	(4)	3	2	1	6	6	2	7	21

(C)	Core Net Investment Income	$820	$802	$784	$2,406	$800	$791	$769	$759	$3,119

(B) / (A)	Reported Yield	5.19%	5.11%	4.84%	5.04%	5.07%	4.94%	4.75%	4.79%	4.89%
(C) / (A)	Core Yield	4.95%	4.85%	4.73%	4.84%	4.80%	4.76%	4.69%	4.65%	4.73%

Note:    Yields have been annualized.

Non-GAAP Definition for Core Yield

The company references the non-GAAP financial measure entitled “core yield” as a measure of investment yield. The company defines core yield as the investment yield adjusted for items that do not reflect the underlying performance of the investment portfolio. Management believes that analysis of core yield enhances understanding of the investment yield of the company. However, core yield is not a substitute for investment yield determined in accordance with U.S. GAAP.

(1)	Includes cost basis adjustments on structured securities and various other immaterial items.

Corporate Information

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2021

Financial Strength Ratings As Of November 1, 2021

Company	Standard & Poor’s Financial Services LLC (S&P)	Moody’s Investors Service, Inc. (Moody’s)	A.M. Best Company, Inc. (A.M. Best)
Genworth Mortgage Insurance Corporation	BBB (Good)	Baa2 (Adequate)	N/A
Genworth Life Insurance Company	N/A	N/A	C++ (Marginal)
Genworth Life and Annuity Insurance Company	N/A	N/A	B (Fair)
Genworth Life Insurance Company of New York	N/A	N/A	C++ (Marginal)

The ratings included herewith represent those solicited by the company and are not designed to be, and do not serve as, measures of protection or valuation offered to investors. These financial strength ratings should not be relied on with respect to making an investment in the company’s securities.

S&P states that an insurer rated “BBB” (Good) has good financial security characteristics. The “BBB” range is the fourth-highest of nine financial strength rating ranges assigned by S&P, which range from “AAA” to “R.” A plus (+) or minus (-) shows relative standing within a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “CCC” category. Accordingly, the “BBB” rating is the ninth-highest of S&P’s 21 ratings categories.

Moody’s states that insurance companies rated “Baa” (Adequate) offer adequate financial security. The “Baa” (Adequate) range is the fourth-highest of nine financial strength rating ranges assigned by Moody’s, which range from “Aaa” to “C.” Numeric modifiers are used to refer to the ranking within the groups, with 1 being the highest and 3 being the lowest. These modifiers are not added to ratings in the “Aaa” category or to ratings below the “Caa” category. Accordingly, the “Baa2” rating is the ninth-highest of Moody’s 21 ratings categories.

A.M. Best states that its “B” (Fair) rating is assigned to companies that have, in its opinion, a fair ability to meet their ongoing insurance obligations while “C++” (Marginal) is assigned to those companies that have, in its opinion, a marginal ability to meet their ongoing insurance obligations. The “B” (Fair) and “C++” (Marginal) ratings are the seventh- and ninth-highest of 15 ratings assigned by A.M. Best, which range from “A++” to “F.”

The company also solicits a rating from HR Ratings on a local scale for Genworth Seguros de Credito a la Vivienda S.A. de C.V., its Mexican mortgage insurance subsidiary, with a short-term rating of “HR1” and long-term rating of “HR AA.” For short-term ratings, HR Ratings states that “HR1” rated companies are viewed as exhibiting high capacity for timely payment of debt obligations in the short-term and maintain low credit risk. The “HR1” short-term rating category is the highest of six short-term rating categories, which range from “HR1” to “HR D.” For long-term ratings, HR Ratings states that “HR AA” rated companies are viewed as having high credit quality and offer high safety for timely payment of debt obligations and maintain low credit risk under adverse economic scenarios. The “HR AA” long-term rating is the second-highest of HR Ratings’ eight long-term rating categories, which range from “HR AAA” to “HR D.”

S&P, Moody’s, A.M. Best and HR Ratings review their ratings periodically and the company cannot assure you that it will maintain the current ratings in the future. These and other agencies may also rate the company or its insurance subsidiaries on a solicited or an unsolicited basis. The company does not provide information to agencies issuing unsolicited ratings and cannot ensure that any agencies that rate the company or its insurance subsidiaries on an unsolicited basis will continue to do so.